FHLBNY: Strong Performance for Customers and Shareholders February 11, 2014 © 2014 FEDERAL HOME LOAN BANK OF NEW YORK • 101 PARK AVENUE • NEW YORK, NY 10178 • WWW.FHLBNY.COM Exhibit 99.2

Key Messages
FEDERAL HOME LOAN BANK OF NEW YORK

» “Advances Bank” strategy
» Strong performance record for customers and shareholders
» Conservatively positioned balance sheet
» HLBank System’s financial results have improved since the
financial crisis

FEDERAL HOME LOAN BANK OF NEW YORK
HLBNY is the Largest Bank in the Home Loan Bank System
as Measured by Advances Balances and Total Assets
Total Advances
Change in Advances: 2Q07 vs 3Q13
Note: As of September 30, 2013
SEA
CHI
DAL
IND
TOP
BOS
PIT
SFR
DSM
CIN
ATL
NYK
$0 $20 $40 $60 $80 $100
102%
39%
46%
-100% -50% 0% 50% 100% 150%
SEA
CHI
DAL
IND
TOP
BOS
PIT
SFR
DSM
CIN
ATL
NYK
25% -
-74%
-29%
-42%
-34%
-14%
-54%
-38%
-62%

($ Billions)

HLBNY Has Consistently Maintained a High Percentage of
Advances Relative to Assets
Balance Sheet by Type of Assets
3
Note: As of September 30, 2013
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
NYK DSM ATL CIN PIT BOS DAL TOP SFR IND SEA CHI
Advances MBS MPF/MPP Other Investments Cash Other
FEDERAL HOME LOAN BANK OF NEW YORK

FHLBNY’s Borrower Base is Diverse
Note: Par value of advances.
Top 5 Borrowers
December 31, 2013
Top 5 Borrowers
($ billions)
Citibank, N.A. $     22.2
Metropolitan Life Insurance
Company
$     12.8
New York Community Bank $     10.1
Hudson City Savings Bank, FSB $       6.0
First Niagara Bank, National
Association
$       4.3
All Other
Borrowers
$21.1
Next 5
Borrowers
$12.2
Top 5
Borrowers
$55.4

FEDERAL HOME LOAN BANK OF NEW YORK

The Bank’s Financial Performance Has Been Strong
FHLBNY - Financial Results Highlights
Notes:  All $ millions.  *95% of the bank’s MBS investments are GSE securities.
2013 2012 2011
Year End Balances
Advances $90,765 $75,888 $70,864
MBS Investments* 12,954 12,620 12,477
Total Assets 128,333 102,989 97,662
Consolidated Obligations 119,146 94,564 89,564
Retained Earnings 999 894 746
Capital Stock 6,489 5,492 5,046
Annual Results
Net Interest Income $421 $467 $509
Operating Expenses 83 83 109
Net Income 305 361 244
FEDERAL HOME LOAN BANK OF NEW YORK

FHLBNY Dividends Have Been Reliable and Exceeded
Market Reference Rates

FHLBNY Dividend 1 Month Libor 3 Month Libor Fed Funds (Effective Rate)
4.0
5.0
6.0
7.0
8.0
9.0
0.0
1.0
2.0
3.0
FEDERAL HOME LOAN BANK OF NEW YORK

FHLBNY Has Been Profitable With a Conservative Approach
Return on Equity
FEDERAL HOME LOAN BANK OF NEW YORK
7
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
CHI SFR IND NYK TOP CIN BOS SEA DAL ATL DSM PIT
Q3 2013 2012

HLBank Balance Sheets Are Scalable to Meet Member Liquidity Needs 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 FHLB System Advances ($ Millions) FEDERAL HOME LOAN BANK OF NEW YORK 8

HLBNY Has Retained More of Our Advances From the Crisis
Than the HLBank System
0
20
40
60
80
100
120
140
160
180
200
System and HLBNY Advances: Indexed
1Q2006 = 100
HLBNY
FEDERAL HOME LOAN BANK OF NEW YORK

System

System Advances Have Grown in Recent Quarters
System Quarterly Change in Advances
-8.21%
-11.98%
-9.62%
-8.25%
-6.89%
-9.37%
-5.55%
-7.53%
-4.21%
-7.00%
-3.74%
-3.05%
0.67%
-5.79%
6.20%
-1.46%
3.27%
-1.75%
9.60%
1.45%
- 15%
- 10%
- 5%
0%
5%
10%
15%
Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113 Q213 Q313
FEDERAL HOME LOAN BANK OF NEW YORK

System Financial Performance Has Improved Considerably
Since the Financial Crisis
11
HLBank System Net Income: 2001-3Q2013
HLBank System ROE: 2001-3Q2013
-
500
1,000
1,500
2,000
2,500
3,000
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 YTD Q3
2013
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 YTD Q3
2013
FEDERAL HOME LOAN BANK OF NEW YORK

($Millions)

System OTTI Credit Losses Have Fallen Dramatically in
Recent Years
12
($1,200.0)
($1,000.0)
($800.0)
($600.0)
($400.0)
($200.0)
$0.0
Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113 Q213 Q313
System Credit OTTI by Quarter
($ Millions)
FEDERAL HOME LOAN BANK OF NEW YORK

Restricted Retained Earnings Balances
The HLBanks Continue to Build Restricted Retained
Earnings to Protect Debt Investors and Members’ Investment
13
= actual $ amount of RRE on balance sheet (LHS)
= RRE as % of CO’s outstanding (RHS)
Note: As of September 30, 2013
$90
$140
$51
$119
$98
$69
$167
$43
$36
$44
$174
$48
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
FEDERAL HOME LOAN BANK OF NEW YORK

All FHLBanks Exceed Minimum Regulatory Capital Requirements
Capital-to-Assets Ratio
14
Note: As of September 30, 2013
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
BOS SFR SEA IND CHI DAL CIN NYK ATL DSM PIT TOP
GAAP Regulatory
FEDERAL HOME LOAN BANK OF NEW YORK

Questions?
101 PARK AVENUE • NEW YORK, NY 10178 • WWW.FHLBNY.COM
Advancing Housing and Community Growth
The information provided by the Federal Home Loan Bank of New York (HLB) in this communications is set forth for informational purposes only. The information should not be construed as an opinion, recommendation or solicitation regarding the use of any financial strategy and/or the purchase or sale of any financial instrument. All customers are advised to conduct their own independent due diligence before making any financial decisions. Please note that the past performance of any HLB service or product should not be viewed as a guarantee of future results. Also, the information presented here and/or the services or products provided by the HLB may change at any time without notice.